UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 6, 2012

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Nasdaq Opening Bell Ringing Ceremony

On July 6, 2012, American Realty Capital Properties, Inc. (the “Company”) announced that members of its executive management team will ring the opening bell at NASDAQ on Monday, July 9, 2012. The ceremonial ringing of the bell commemorates the recent secondary offering that the Company completed on June 18, 2012. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Second Quarter Earnings Call

Also on July 6, 2012, the Company announced that it plans to issue its second quarter financial results on Tuesday, July 31, 2012 and host its second quarter conference call and webcast on Wednesday, August 1, 2012 at 12:30 p.m. Eastern Time. The call will be conducted by Nicholas S. Schorsch, the Company’s Chief Executive Officer, and Brian S. Block, the Company’s Chief Financial Officer.

A copy of the press release announcing the conference call for the Company’s second quarter financial results is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1 99.2	Press Release dated July 6, 2012 Press Release dated July 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 6, 2012	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors